WISDOMTREE TRUST

WisdomTree International Multifactor Fund (DWMF)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 6, 2026, to the currently effective Summary Prospectuses dated August 1, 2025, Statutory Prospectus dated August 1, 2025 as supplemented October 23, 2025, (together with the Summary Prospectuses, the “Prospectus”) and Statement of Additional Information (“SAI”) for the Funds, dated August 1, 2025, as revised December 11, 2025, as supplemented

The following information supplements and should be read in conjunction with the Prospectus and SAI for each Fund.

Effective on or about June 11, 2026 (“Effective Date”), each Fund will make certain changes to its principal investment strategies. Accordingly, on the Effective Date, the following disclosures are revised as follows:

WisdomTree International Multifactor Fund

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the second sentence of the first paragraph is deleted in its entirety and replaced with the following:

WisdomTree Asset Management seeks to identify equity securities of developed countries, excluding the United States and Canada, that have the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and technical factors, such as momentum and “TAPE,” a proprietary machine learning model-based price and volume signal.

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the fourth sentence of the first paragraph is deleted in its entirety and replaced with the following:

At a minimum, the Fund’s portfolio will be rebalanced monthly according to WisdomTree Asset Management’s quantitative model, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary.

WisdomTree Emerging Markets Multifactor Fund

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the second, third, fourth and fifth sentences of the first paragraph are deleted in their entirety and replaced with the following:

WisdomTree Asset Management seeks to identify equity securities of emerging markets countries that have the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and technical factors, such as momentum and TAPE, a proprietary machine learning model-based price and volume signal. WisdomTree Asset Management employs a quantitative model to identify which securities the Fund might purchase and sell and opportune times for purchases and sales. At a minimum, the Fund’s portfolio will be rebalanced monthly according to WisdomTree Asset Management’s quantitative model, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary. Between rebalances, the Fund’s portfolio may temporarily include securities of companies that no longer meet the model’s investment criteria.

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•	Under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the first sentence of the third paragraph is deleted in its entirety.

Each Fund’s investment objective is not changing and the changes to each Fund’s investment strategies described in this Supplement are not expected to affect a Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DWMF EMMF SUP 0526

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